-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                August 31, 2000


                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



     Delaware                            333-35026                 74-2440850
     ---------                           ---------                 ----------
  State or Other Jurisdiction            (Commission          (I.R.S. Employer
       Of Incorporation)                 File Number)      Identification No.)



           200 Vesey Street
          New York, New York                                        10285
          ------------------                                        -------
    (Address of Principal Executive                               (Zip Code)
               Offices)


      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
       ----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events. 1
         ------------

         Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2000-BC3, Class A1, Class A2, Class M1, Class M2 and Class B Certificates (the "Certificates"). The Class A2, Class M1, Class M2 and Class B Certificates are being offered pursuant to a Prospectus Supplement, dated August 31, 2000 and a Prospectus, dated May 23, 2000 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.












--------------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1           Computational Materials. (P)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION



                                        By:/s/ Ellen V. Kiernan
                                           ----------------------------
                                           Name:  Ellen V. Kiernan
                                           Title:  Vice President



Dated:  September 8, 2000

                                 EXHIBIT INDEX
                                 -------------




Exhibit No.                      Description                       Page No.
-----------                      -----------                       --------


99.1                             Computational Materials              P

                   Exhibit 99.1 Computational Materials (P)

                     [To be filed on Form SE pursuant to a
                        continuing hardship exemption]